Rothschild Asset Management Inc.

Rothschild U.S. Large-Cap Core Fund
Rothschild U.S. Large-Cap Value Fund
Rothschild U.S. Small/Mid-Cap Core Fund
Rothschild U.S. Small-Cap Core Fund
Rothschild U.S. Small-Cap Value Fund
Rothschild U.S. Small-Cap Growth Fund

Supplement dated June 10, 2015 to
Prospectus dated December 22, 2015, as amended

Please note that certain specific Fund classes may not be immediately available for purchase.  Contact the Funds at (844) RAM-FUND (1-844-726-3863), to determine if the Class you would like to purchase is available.

Please retain this Supplement with the Prospectus.